		Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)			Third Quarter

	2020	2019	'20 vs '19
			% Change

Interest income	$1,371,016	$1,544,385	(11)%
Interest expense	244,200	347,850	(30)

Net interest income	1,126,816	1,196,535	(6)
Provision for credit losses	343,956	63,250	444

Net interest income after provision for credit losses	782,860	1,133,285	(31)

Non-interest revenue:
Service charges on deposit accounts	54,069	65,805	(18)
Fiduciary and asset management fees	46,009	42,743	8
Card fees	30,959	34,334	(10)
Brokerage revenue	32,987	30,502	8
Mortgage banking income	66,987	23,313	187
Capital markets income	22,984	21,557	7
Income from bank-owned life insurance	21,572	15,605	38
Investment securities gains/(losses), net	76,594	(5,502)	nm
Gain on sale and fair value increase, net, on private equity investments	4,712	3,507	nm
Other non-interest revenue	34,879	26,081	34

Total non-interest revenue	391,752	257,945	52

Non-interest expense:
Salaries and other personnel expense	464,268	424,952	9
Net occupancy, equipment, and software expense	125,475	119,262	5
Third-party processing and other services	63,466	55,403	15
Professional fees	39,358	25,379	55
FDIC insurance and other regulatory fees	18,922	21,872	(13)
Amortization of intangibles	7,920	8,702	(9)
Goodwill impairment	44,877	—	nm
Merger-related expense	—	57,493	nm
Earnout liability adjustments	4,908	10,457	nm
Loss on early extinguishment of debt, net	2,057	4,592	nm
Valuation adjustment to Visa derivative	—	2,500	nm
Restructuring charges	8,924	(29)	nm
Other operating expenses	96,901	102,264	(5)

Total non-interest expense	877,076	832,847	5

Income before income taxes	297,536	558,383	(47)
Income tax expense	74,250	146,287	(49)

Net income	223,286	412,096	(46)

Less: Preferred stock dividends	24,872	14,591	70

Net income available to common shareholders	$198,414	$397,505	(50)%

Net income per common share, basic	$1.35	$2.53	(47)%

Net income per common share, diluted	1.34	2.51	(47)

Cash dividends declared per common share	0.99	0.90	10

Return on average assets *	0.58%	1.18%	(60)	bps
Return on average common equity *	5.87	12.09	(622)

Weighted average common shares outstanding, basic	147,304	156,819	(6)%
Weighted average common shares outstanding, diluted	148,037	158,595	(7)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2020			2019		Third Quarter

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	'20 vs '19
						% Change

Interest income	$435,550	451,569	483,897	506,253	523,415	(17)%
Interest expense	58,560	75,003	110,637	106,985	121,318	(52)

Net interest income	376,990	376,566	373,260	399,268	402,097	(6)
Provision for credit losses	43,383	141,851	158,722	24,470	27,562	57

Net interest income after provision for credit losses	333,607	234,715	214,538	374,798	374,535	(11)

Non-interest revenue:
Service charges on deposit accounts	17,813	15,567	20,689	22,385	22,952	(22)
Fiduciary and asset management fees	15,885	14,950	15,174	15,645	14,686	8
Card fees	10,823	9,186	10,950	11,325	12,297	(12)
Brokerage revenue	10,604	9,984	12,398	11,106	11,071	(4)
Mortgage banking income	31,229	23,530	12,227	9,287	10,351	202
Capital markets income	5,690	6,050	11,243	8,972	7,396	(23)
Income from bank-owned life insurance	7,778	7,756	6,038	5,620	5,139	51
Investment securities (losses)/gains, net	(1,550)	69,409	8,734	(2,157)	(3,731)	nm
Gain on sale and fair value increase/(decrease) on private equity investments	260	8,707	(4,255)	8,100	1,194	nm
Other non-interest revenue	15,879	8,345	10,659	7,672	7,405	114

Total non-interest revenue	114,411	173,484	103,857	97,955	88,760	29

Non-interest expense:
Salaries and other personnel expense	154,994	159,597	149,678	145,084	142,516	9
Net occupancy, equipment, and software expense	41,554	41,727	42,194	42,644	41,017	1
Third-party processing and other services	20,620	21,366	21,480	20,293	18,528	11
Professional fees	13,377	15,305	10,675	9,921	9,719	38
FDIC insurance and other regulatory fees	6,793	6,851	5,278	9,825	7,242	(6)
Amortization of intangibles	2,640	2,640	2,640	2,901	2,901	(9)
Goodwill impairment	44,877	—	—	—	—	nm
Merger-related expense	—	—	—	(913)	353	nm
Earnout liability adjustments	—	4,908	—	—	10,457	nm
Loss on early extinguishment of debt, net	154	—	1,904	—	4,592	nm
Valuation adjustment to Visa derivative	—	—	—	1,111	2,500	nm
Restructuring charges	2,882	2,822	3,220	1,259	(66)	nm
Other operating expenses	28,764	28,925	39,210	33,996	36,551	(21)

Total non-interest expense	316,655	284,141	276,279	266,121	276,310	15

Income before income taxes	131,363	124,058	42,116	206,632	186,985	(30)
Income tax expense	39,789	30,866	3,595	54,948	51,259	(22)

Net income	91,574	93,192	38,521	151,684	135,726	(33)

Less: Preferred stock dividends	8,291	8,291	8,291	8,291	8,291	—

Net income available to common shareholders	$83,283	84,901	30,230	143,393	127,435	(35)%

Net income per common share, basic	$0.57	0.58	0.21	0.98	0.84	(32)%

Net income per common share, diluted	0.56	0.57	0.20	0.97	0.83	(32)

Cash dividends declared per common share	0.33	0.33	0.33	0.30	0.30	10

Return on average assets *	0.69%	0.71	0.32	1.27	1.14	(45)	bps
Return on average common equity *	7.28	7.48	2.75	13.08	11.36	(408)

Weighted average common shares outstanding, basic	147,314	147,288	147,311	146,948	152,238	(3)%
Weighted average common shares outstanding, diluted	147,976	147,733	148,401	148,529	154,043	(4)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	September 30, 2020	December 31, 2019	September 30, 2019

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$578,026	$535,846	$611,496
Interest-bearing funds with Federal Reserve Bank	1,266,313	553,390	480,913
Interest earning deposits with banks	20,929	20,635	20,086
Federal funds sold and securities purchased under resale agreements	120,095	77,047	69,975
Cash and cash equivalents	1,985,363	1,186,918	1,182,470

Investment securities available for sale, at fair value	7,566,525	6,778,670	6,892,162
Loans held for sale ($285,899, $115,173, and $129,415 measured at fair value, respectively)	745,160	115,173	129,415

Loans, net of deferred fees and costs	39,549,847	37,162,450	36,417,826
Allowance for loan losses	(603,800)	(281,402)	(265,013)
Loans, net	38,946,047	36,881,048	36,152,813

Cash surrender value of bank-owned life insurance	1,044,046	775,665	771,458
Premises and equipment, net	471,208	493,940	487,053
Goodwill	452,390	497,267	487,865
Other intangible assets, net	47,752	55,671	58,572
Other assets	1,782,047	1,418,930	1,499,374
Total assets	$53,040,538	$48,203,282	$47,661,182

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$13,075,081	$9,439,485	$9,586,148
Interest-bearing deposits	31,590,823	28,966,019	27,846,922

Total deposits	44,665,904	38,405,504	37,433,070

Federal funds purchased and securities sold under repurchase agreements	202,344	165,690	197,419
Other short-term borrowings	400,000	1,753,560	2,233,593
Long-term debt	1,628,385	2,153,897	2,153,600
Other liabilities	1,079,363	782,941	774,662
Total liabilities	47,975,996	43,261,592	42,792,344

Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	536,550
Common stock - $1.00 par value. Authorized 342,857,143 shares; issued 167,410,950, 166,800,623, and 166,201,048; outstanding 147,317,923, 147,157,596, and 147,594,000	167,411	166,801	166,201
Additional paid-in capital	3,832,142	3,819,336	3,801,158
Treasury stock, at cost – 20,093,027, 19,643,027, and 18,607,048 shares	(731,806)	(715,560)	(680,081)
Accumulated other comprehensive income, net	174,914	65,641	75,933
Retained earnings	1,084,736	1,068,327	969,077
Total shareholders’ equity	5,064,542	4,941,690	4,868,838
Total liabilities and shareholders' equity	$53,040,538	$48,203,282	$47,661,182

Synovus
AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)	2020			2019
(Dollars in thousands)

	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Investment securities (2) (4)	$7,227,400	6,618,533	6,680,047	6,696,768	6,831,036
Yield	2.39%	2.72	3.09	3.12	3.14
Trading account assets (5)	$5,391	6,173	6,306	7,986	5,519
Yield	1.69%	2.19	2.70	2.69	4.01
Commercial loans (3) (4)	$30,730,135	30,236,919	27,607,343	26,698,202	26,567,719
Yield	3.80%	3.95	4.57	4.82	5.09
Consumer loans (3)	$9,032,437	9,899,172	9,985,702	9,809,832	9,633,603
Yield	4.08%	4.34	4.60	5.07	5.08
Allowance for loan losses	$(591,098)	(498,545)	(368,033)	(269,052)	(258,024)
Loans, net (3)	$39,171,474	39,637,546	37,225,012	36,238,982	35,943,298
Yield	3.92%	4.08	4.62	4.93	5.13
Mortgage loans held for sale	$244,952	221,157	86,415	117,909	99,556
Yield	2.92%	3.09	3.67	3.77	3.93
Other loans held for sale	$493,940	19,246	—	—	475
Yield	3.61%	4.19	—	—	—
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$1,265,880	1,709,086	652,130	514,635	513,160
Yield	0.11%	0.11	1.02	1.71	2.08
Federal Home Loan Bank and Federal Reserve Bank Stock (5)	$200,923	247,801	284,082	278,586	254,994
Yield	2.73%	3.60	3.38	2.85	3.85
Total interest earning assets	$48,609,960	48,459,542	44,933,992	43,854,866	43,648,038
Yield	3.58%	3.75	4.33	4.60	4.78
Interest-Bearing Liabilities
Interest-bearing demand deposits	$7,789,095	7,260,940	6,445,986	6,381,282	6,138,810
Rate	0.19%	0.21	0.51	0.60	0.69
Money Market accounts	$13,272,972	12,238,479	11,548,014	10,526,296	10,138,783
Rate	0.36%	0.46	1.00	1.13	1.26
Savings deposits	$1,114,956	1,036,024	926,822	915,640	900,366
Rate	0.02%	0.02	0.05	0.05	0.05
Time deposits under $100,000	$1,379,923	1,621,943	1,761,741	1,873,350	2,100,492
Rate	1.03%	1.43	1.64	1.27	1.39
Time deposits over $100,000	$3,863,821	4,772,555	5,051,705	5,198,266	5,957,691
Rate	1.44%	1.80	2.04	1.51	1.69
Other brokered deposits	$1,912,114	1,998,571	1,376,669	1,156,131	993,078
Rate	0.23%	0.25	1.42	1.84	2.47
Brokered time deposits	$2,232,940	2,244,429	2,166,496	2,121,069	2,119,149
Rate	1.59%	1.86	2.11	2.16	2.27
Total interest-bearing deposits	$31,565,821	31,172,941	29,277,433	28,172,034	28,348,369
Rate	0.54%	0.73	1.18	1.16	1.32
Federal funds purchased and securities sold under repurchase agreements	$180,342	250,232	167,324	192,731	221,045
Rate	0.09%	0.12	0.30	0.24	0.22
Other short-term borrowings	$46,739	550,000	1,384,362	1,565,507	1,307,370
Rate	1.12%	1.23	1.66	1.87	2.31
Long-term debt	$2,234,665	2,834,188	2,678,651	2,153,983	2,286,221
Rate	2.71%	2.36	2.78	3.07	3.32
Total interest-bearing liabilities	$34,027,567	34,807,361	33,507,770	32,084,255	32,163,005
Rate	0.68%	0.86	1.30	1.30	1.47
Non-interest-bearing demand deposits	$12,773,676	11,923,534	9,409,774	9,706,784	9,365,776
Cost of funds	0.50%	0.65	1.04	1.02	1.16
Net interest margin	3.10%	3.13	3.37	3.65	3.69
Taxable equivalent adjustment (4)	$956	861	786	769	819
(1) Yields and rates are annualized.
(2) Excludes net unrealized gains and losses.
(3) Average loans are shown net of unearned income. Non-performing loans are included.
(4) Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5) Included as a component of other assets on the consolidated balance sheet.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	September 30, 2020	June 30, 2020	% Change	September 30, 2019	% Change
Commercial, Financial, and Agricultural	$13,120,038	$13,136,696	—%	$9,846,830	33%
Owner-Occupied	6,894,113	6,801,580	1	6,571,485	5
Total Commercial & Industrial	20,014,151	19,938,276	—	16,418,315	22
Multi-Family	2,365,118	2,252,820	5	2,063,808	15
Hotels	1,409,424	1,364,511	3	1,267,790	11
Office Buildings	2,313,346	2,297,721	1	2,161,258	7
Shopping Centers	1,698,993	1,738,504	(2)	1,699,656	—
Warehouses	730,253	781,252	(7)	673,780	8
Other Investment Property	1,145,313	1,012,392	13	977,253	17
Total Investment Properties	9,662,447	9,447,200	2	8,843,545	9
1-4 Family Construction	180,406	229,999	(22)	288,897	(38)
1-4 Family Investment Mortgage	474,632	466,809	2	516,859	(8)
Total 1-4 Family Properties	655,038	696,808	(6)	805,756	(19)
Commercial Development	111,493	112,539	(1)	124,213	(10)
Residential Development	260,313	270,952	(4)	218,991	19
Land Acquisition	276,584	300,036	(8)	320,485	(14)
Land and Development	648,390	683,527	(5)	663,689	(2)
Total Commercial Real Estate	10,965,875	10,827,535	1	10,312,990	6
Consumer Mortgages	5,658,525	5,811,376	(3)	5,470,730	3
Home Equity Lines	1,615,207	1,710,264	(6)	1,675,092	(4)
Credit Cards	264,829	250,448	6	267,874	(1)
Other Consumer Loans	1,130,237	1,474,583	(23)	2,295,486	(51)
Total Consumer	8,668,798	9,246,671	(6)	9,709,182	(11)
Unearned Income	(98,977)	(98,185)	1	(22,661)	337
Total	$39,549,847	$39,914,297	(1)%	$36,417,826	9%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	September 30, 2020	June 30, 2020	% Change	September 30, 2019	% Change
Commercial, Financial, and Agricultural	$95,365	$83,000	15%	$73,672	29%
Owner-Occupied	20,261	19,605	3	9,222	120
Total Commercial & Industrial	115,626	102,605	13	82,894	39
Multi-Family	157	—	nm	—	nm
Office Buildings	27,608	836	nm	290	nm
Shopping Centers	257	409	(37)	140	84
Other Investment Property	238	393	(39)	—	nm
Total Investment Properties	28,260	1,638	nm	430	nm
1-4 Family Construction	1,556	2,593	(40)	698	123
1-4 Family Investment Mortgage	1,815	1,844	(2)	1,520	19
Total 1-4 Family Properties	3,371	4,437	(24)	2,218	52
Commercial Development	833	840	(1)	87	nm
Residential Development	648	685	(5)	1,526	(58)
Land Acquisition	910	1,042	(13)	1,419	(36)
Land and Development	2,391	2,567	(7)	3,032	(21)
Total Commercial Real Estate	34,022	8,642	294	5,680	499
Consumer Mortgages	7,433	17,438	(57)	10,015	(26)
Home Equity Lines	10,297	14,200	(27)	12,590	(18)
Other Consumer Loans	1,459	4,552	(68)	4,736	(69)
Total Consumer	19,189	36,190	(47)	27,341	(30)
Total	$168,837	$147,437	15%	$115,915	46%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2020			2019		Third Quarter

	Third	Second	First	Fourth	Third	'20 vs '19
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$168,837	147,437	156,287	101,636	115,915	46%
Other Real Estate and Other Assets	23,280	30,242	33,679	35,810	35,400	(34)

Non-performing Assets (NPAs)	192,117	177,679	189,966	137,446	151,315	27

Allowance for Loan Losses (ALL)	603,800	588,648	493,452	281,402	265,013	128
Reserve for Unfunded Commitments	60,794	61,029	38,420	1,375	1,496	nm

Allowance for Credit Losses (ACL)	664,594	649,677	531,872	282,777	266,509	149

Net Charge-Offs - Quarter	28,466	24,046	20,061	8,821	19,925
Net Charge-Offs - YTD	72,573	44,107	20,061	57,612	48,792
Net Charge-Offs / Average Loans - Quarter (1)	0.29%	0.24	0.21	0.10	0.22
Net Charge-Offs / Average Loans - YTD (1)	0.25	0.23	0.21	0.16	0.18
NPLs / Loans	0.43	0.37	0.41	0.27	0.32
NPAs / Loans, ORE and specific other assets	0.49	0.44	0.50	0.37	0.42
ACL/Loans	1.68	1.63	1.39	0.76	0.73
ALL/Loans	1.53	1.47	1.29	0.76	0.73

ACL/NPLs	393.63	440.65	340.32	278.23	229.92
ALL/NPLs	357.62	399.25	315.74	276.87	228.63

Past Due Loans over 90 days and Still Accruing	$5,157	8,391	6,398	15,943	15,660	(67)
As a Percentage of Loans Outstanding	0.01%	0.02	0.02	0.04	0.04

Total Past Due Loans and Still Accruing	$53,177	46,390	83,235	123,793	88,219	(40)
As a Percentage of Loans Outstanding	0.13%	0.12	0.22	0.33	0.24

Accruing Troubled Debt Restructurings (TDRs)	$163,511	166,461	160,128	133,145	130,019	26

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	September 30, 2020	December 31, 2019	September 30, 2019

Tier 1 Capital	$4,454,365	4,280,604	4,196,628
Total Risk-Based Capital	5,541,385	5,123,381	5,023,138
Common Equity Tier 1 Capital Ratio	9.30%	8.95	8.96
Tier 1 Capital Ratio	10.58	10.23	10.27
Total Risk-Based Capital Ratio	13.16	12.25	12.30
Tier 1 Leverage Ratio	8.49	9.16	9.02
Common Equity as a Percentage of Total Assets (2)	8.54	9.14	9.09
Tangible Common Equity Ratio (3) (5)	7.67	8.08	8.04
Book Value Per Common Share (4)	$30.73	29.93	29.35
Tangible Book Value Per Common Share (3)	27.34	26.17	25.65

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(5) See "Non-GAAP Financial Measures" of this report for applicable reconciliation.